Great Plains Energy Incorporated
Form U5S
Exhibit F-12

The chart of accounts of KLT Inc. and its subsidiaries as of December 31, 2001.


 Acct                      Descr                         Status

000001         Basic Allocation - 100%                       A
000002         Paid Absence Loading %                        A
000003         Payroll Taxes Loading %                       A
000004         Pensions Loading %                            A
000005         Payroll Insurance Loading %                   A
000006         Unpaid Labor Hours                            A
100000         Cash in banks                                 A
100001         Cash - Bank of America- LV                    A
100100         Imprest funds                                 A
101001         Repurchase agreements                         A
101002         Tax free money market-equiv                   A
101003         Equivalent-federal funds                      A
110000         Misc short-term investments                   A
110001         Warren D Nadel preferred stock                A
110002         Sami-preferred stock fund                     A
120000         Misc accounts receivable                      A
120002         Accounts Receivable-Oil & Gas                 A
120050         Allowance - doubtful accounts                 A
120100         Oth A/R Dfd Mdse-PR Deduc                     A
120200         Receivables to be invoiced                    A
120500         Interest receivable                           A
120600         Interest receivable-affiliate                 A
120700         Dividends receivable                          A
121001         A/R CLS LLC                                   A
121004         A/R Municipal Parking Solution                A
121101         A/R CLS-KC                                    A
121102         A/R - Nationwide Electric                     A
122000         A/R - KLT Inc.                                A
122001         A/R - KLT Investments                         A
122002         A/R - KLT Investments II                      A
122003         A/R - Energetechs                             A
122004         A/R - KLT Energy Services                     A
122005         A/R - KLT Gas                                 A
122006         A/R - KLT Telecom                             A
122007         A/R - KLT Power                               A
122100         A/R - Custom Energy                           A
122101         A/R - Far Gas                                 A
122102         A/R - Apache Canyon                           A
122103         A/R - Municipal Solutions                     A
122104         A/R - Telemetry Solutions                     A
122105         A/R - KVA Power                               A
122106         A/R - NPMC                                    A
122107         A/R - KLT Iatan Inc.                          A
122108         A/R - KLT Iatan II LLC                        A
122109         A/R - KLT Power Interntnal 2                  A
122110         A/R - CMI Power International                 A
122111         A/R - KLT Power Bermuda                       A
122112         A/R - KLT Power Latin America                 A
122113         A/R - KLT Power Asia                          A
122114         A/R - Worry Free Services                     A
122115         A/R - Copier Solutions                        A
122116         A/R-Gas Operating Co                          A
122117         A/R-Signal Sites                              A
122118         A/R-Strategic Energy                          A
122119         A/R-Forest City, LLC                          A
122200         A/R - Simmons                                 A
122201         A/R - Advanced Measurement Sol                A
122202         A/R - KLT Power Mauritius                     A
122203         A/R-Digital Teleport Inc.                     A
122204         A/R - Forest City                             A
122300         A/R - KEI Energy Ltd                          A
122999         A/R - KCPL                                    A
125000         Notes receivable - current                    A
126004         N/R - Municipal Parking Sol                   A
126007         N/R - NPC                                     A
127100         N/R - Strategic Energy                        A
127103         N/R - Municipal Solutions                     A
127104         N/R - Telemetry Solutions                     A
127105         N/R - KVA                                     A
127106         N/R Simmons                                   A
127107         N/R AMS                                       A
127108         Notes receivable-IDI                          A
127109         N/R - Copier Solutions                        A
127110         N/R-CLS                                       A
127111         N/R - Digital Teleport, Inc.                  A
127155         KVA Valuation Allowance                       A
130000         Equipment inventory                           A
131000         Copier Solutions Inventory                    A
140000         Advances to employees                         A
141000         Prepaid expenses                              A
141100         Prepaid oil and gas lease oper                A
142000         Other current assets                          A
143000         Swap Receivable                               A
150001         Investment in KLT Investments                 A
150002         Investment in Investments II                  A
150003         Investment in Energetechs                     A
150004         Investment in KLT Energy Svcs                 A
150005         Investment in KLT Gas                         A
150006         Investment in KLT Telecom                     A
150007         Investment in KLT Power                       A
150051         Earnings of KLT Investments                   A
150052         Earnings of Investments II                    A
150053         Earnings of Energetechs                       A
150054         Earnings of Energy Services                   A
150055         Earnings of KLT Gas                           A
150056         Earnings of KLT Telecom                       A
150057         Earnings of KLT Power                         A
150100         Investment in Custom Energy                   A
150101         Investment in Far Gas                         A
150102         Investment in Apache Canyon                   A
150103         Investment-Municipal Solutions                A
150104         Investment-Telemetry Solutions                A
150105         Investment in KVA Power                       A
150106         Investment in NPMC                            A
150107         Investment in KLT Iatan Inc.                  A
150108         Investment in KLT Iatan II LLC                A
150109         Investment KLT Power Internl 2                A
150110         Investment in CMI Power Intrnl                A
150111         Investment in Power Bermuda                   A
150112         Investment-Power Latin America                A
150113         Investment in KLT Power Asia                  A
150114         Investment in Copier Solutions                A
150115         Investment in Signal Sites                    A
150150         Earnings of Custom Energy                     A
150151         Earnings of Far Gas                           A
150152         Earnings of Apache Canyon                     A
150153         Investment in MS                              A
150154         Investment in TS                              A
150155         Earnings of KVA Power                         A
150156         Earnings of NPMC                              A
150157         Earnings of KLT Iatan Inc.                    A
150158         Earnings of KLT Iatan II LLC                  A
150159         Earnings of KLT Power Intrntl2                A
150160         Earnings of CMI Power Interntl                A
150161         Earnings of Power Bermuda                     A
150162         Earnings of Power Latin Americ                A
150163         Earnings of Power Asia                        A
150164         Earnings in Copier Solutions                  A
150165         Eqty in earnings-Signal Sites                 A
150200         Investment in Simmons                         A
150201         Investment Adv Measuremt Sol                  A
150202         Investment in Power Mauritius                 A
150250         Earnings of Simmons                           A
150251         Investment in AMS                             A
150252         Earnings of Power Mauritius                   A
150254         Solutions Valuation Allow                     A
150300         Investment in KEI Energy Ltd                  A
150350         Earnings of KEI Energy                        A
151000         Misc equity method investments                A
151001         Investment in CLS LLC                         A
151002         Lyco Energy Corp Common                       A
151003         Bar Gas LLC                                   A
151004         Municipal Parking Solutions LL                A
151005         Intelligent Devices Inc.                      A
151006         Iatan Power Partners LP                       A
151007         NPC                                           A
151008         Downtown Hotel Group LLC                      A
151009         Investment in Galt                            A
151010         Investment Nationwide Electric                A
151011         Investment in DTI                             A
151012         Investment in Lorencito Gas                   A
151013         Investment in CEL                             A
151014         Investment in SEL                             A
151015         Investment in Patrick Gas, LLC                A
151016         Lyco Valuation Reserve                        A
151051         Equity in earnings of CLS                     A
151052         Equity in earnings of Lyco                    A
151053         Equity in earnings of Bar Gas                 A
151054         Equity in earnings of MPS                     A
151055         Equity in earnings of IDI                     A
151056         Equity in earnings of IPP                     A
151057         Equity in earnings of NPC                     A
151058         Equity in earnings of DT Hotel                A
151059         Eqty in earn of Galt                          A
151060         Eqty in Earnings-Nationwide El                A
151061         Equity in earnings-DTI                        A
151062         Equity in earnings-Lorencito                  A
151063         Equity in earnings of CEL                     A
151064         Equity in earnings of SEL                     A
151065         Equity in earnings Patrick                    A
151105         Investment in IDI                             A
151155         IDI goodwill accumulated amort                A
152001         National Equity Fund 1992                     A
152002         National Equity Fund 1993                     A
152003         National Equity Fund 1994                     A
152004         National Equity Fund 1995                     A
152005         Boston Capital                                A
152006         Nationwide Housing Group                      A
152007         Related Capital Fund I                        A
152008         Related Capital Fund II                       A
152009         Gateway                                       A
152010         Napico                                        A
152011         Boston Financial                              A
152012         East Coast Capital I                          A
152013         East Coast Capital II                         A
152014         McDonald                                      A
152015         Richman                                       A
152016         Arcand                                        A
152017         Housing MO Equity Fund                        A
152018         NHT III                                       A
152019         Banc One                                      A
152020         WNC                                           A
152021         MO Affordable Housing Fund V                  A
152022         MO Affordable Housing Fund VI                 A
152023         MAHF VII                                      A
152024         Aurora Family Apartments                      A
152025         Boston Financial MO tax credit                A
152026         MAHF IX                                       A
152051         Amortization of NEF                           A
152052         Writedown of NEF Fund                         A
152056         Writedown of Nationwide Hsing                 A
152063         Earnings of East Coast Capital                A
152066         Earnings of Arcand                            A
152067         Earnings of Hsing MO Eqty Fund                A
152068         Earnings of NHT III                           A
152069         Earnings of Banc One                          A
152070         Earnings of WNC                               A
152071         Amortization of MAHF 5                        A
152072         Amortization of MAHF 6                        A
152073         Amortization of MAHF 7                        A
152301         Amortization of MAHF VI                       A
152302         Amortization of MAHF VI                       A
152303         Amortization of MAHF VI                       A
152304         Amortization of AFA                           A
152305         Amortization of BF MO tax cred                A
152306         Amortization of MAHF IX                       A
153000         Global 30-6 LLP                               A
153001         Global 31-6 LLP                               A
153002         Frontier LLP                                  A
153003         Ward Lake LLP                                 A
153004         Hallwood LLP                                  A
153005         Miller LLP                                    A
153050         Acc amortization - Global 30-6                A
153051         Acc amortization - Global 31-6                A
153052         Acc amortization - Frontier                   A
153053         Acc amortization - Ward Lake                  A
153054         Acc amortization - Hallwood                   A
153055         Acc amortization - Miller                     A
154000         Misc cost method investments                  A
154001         CFB Venture Capital II                        A
154002         Kansas City Equity Partners VC                A
154003         Envirotech VCF                                A
154004         CellNet stock                                 A
154005         Government securities                         A
154006         Marketable debt securities                    A
154007         Lyco Energy preferred stock                   A
154008         Digital Teleport Inc preferred                A
154009         eChannel preferred stock/warr                 A
154010         Lyco Lease Acquisition LLP                    A
154011         Yichang 1                                     A
154012         Costanera common stock                        A
154013         CBA common stock                              A
154014         NW Pfd-Mand Redeem Stk                        A
154015         NW Pfd-Non-Mand Redeem. Stk                   A
154016         Bracknell Corp. Common Stock                  A
154017         Evergreen Preferred Stock                     A
154018         Evergreen Common Stock                        A
160000         Miscellaneous N/R                             A
160001         N/R - Diasys                                  A
161100         N/R - Custom Energy                           A
161103         N/R - Municipal Solutions                     A
161104         N/R - Telemetry Solutions                     A
161105         N/R - KVA                                     A
161106         KVA LT Valuation Allowance                    A
162004         N/R - Municipal Parking Soluti                A
162007         N/R - NPC                                     A
170000         Leasehold improvements                        A
170001         Office furniture                              A
170002         Office equipment                              A
170003         Software                                      A
170004         Buildings                                     A
170005         Land-Compressor Site                          A
170007         Lease Equipment                               A
171000         Prepaid Drilling/Completion                   A
171100         Undeveloped leaseholds                        A
171200         Developed leaseholds                          A
171300         Intangible drilling costs                     A
171350         Intangible completion costs                   A
171400         Equipment - before casing                     A
171450         Equipment - after casing                      A
171500         Equipment cost - facilities                   A
171600         Equipment-Vehicles                            A
171602         Generators/Compressors                        A
171700         Junk Equipment                                A
175000         Accum depreciation - leasehold                A
175001         Accum depreciation - furniture                A
175002         Accum depreciation - office eq                A
175003         Accum depreciation -  Software                A
175004         Accum depreciation - Buildings                A
176000         Accum DD&A on oil/gas property                A
176001         Accumulated sale                              A
180000         Suspense                                      A
180001         Deferred organization costs                   A
180002         Deferred loan origination fees                A
180003         Gas Hedge Deferred Payment                    A
180051         Accum amortization - def org                  A
180052         Accum amortization - loan orig                A
180100         Deferred development - labor                  A
180101         Deferred development - legal                  A
180102         Deferred development - consult                A
180103         Deferred development - other                  A
180150         Accum amortization - deferred                 A
180151         Accum amortization - deferred                 A
180152         Accum amortization - deferred                 A
180153         Accum amortization - deferred                 A
181000         License agreement                             A
181001         Project rights                                A
181050         Accum amortization - license                  A
181051         Accum amortization - rights                   A
182000         Goodwill                                      A
182001         Goodwill-2000 acquistion                      A
182002         Goodwill-2001 acquisition                     A
182050         Accum amortization goodwill                   A
182051         Accumulated amort-SEL                         A
182052         Accum Amortiz-SEL 2001 acquis                 A
183000         Patents                                       A
183050         Accumulated amort - Patents                   A
200000         Accounts payable                              A
200010         Travel card liability                         A
202000         A/P - KLT Inc.                                A
202001         A/P - KLT Investments                         A
202002         A/P - KLT Investments II                      A
202003         A/P - Energetechs                             A
202004         A/P - KLT Energy Services                     A
202005         A/P - KLT Gas                                 A
202006         A/P - KLT Telecom                             A
202007         A/P - KLT Power                               A
202100         A/P - Custom Energy                           A
202101         A/P - Far Gas                                 A
202102         A/P - Apache Canyon                           A
202103         A/P - Municipal Solutions                     A
202104         A/P - Telemetry Solutions                     A
202105         A/P - KVA Power                               A
202106         A/P - NPMC                                    A
202107         A/P - KLT Iatan Inc.                          A
202108         A/P - KLT Iatan II LLC                        A
202109         A/P - KLT Power Internationl 2                A
202110         A/P - CMI Power International                 A
202111         A/P - KLT Power Bermuda                       A
202112         A/P - KLT Power Latin America                 A
202113         A/P - KLT Power Asia                          A
202114         A/P - Copier Solutions                        A
202115         A/P-Signal Sites                              A
202116         A/P-Gas Operating Co                          A
202200         A/P - Simmons                                 A
202201         A/P - Adv Measurement Solution                A
202202         A/P - KLT Power Mauritius                     A
202300         A/P - KEI Energy Ltd                          A
202999         A/P - KCPL                                    A
210000         Short-term notes payable                      A
215000         Current maturities of LTD                     A
220000         Federal income tax                            A
220001         State income tax                              A
221000         FICA tax - employer                           A
221001         Federal unemploymnt tax payabe                A
221002         State unemployment tax payable                A
221010         Other tax liability                           A
222000         Withholding taxes - Federal                   A
222001         Withholding taxes - Missouri                  A
222002         Withholding taxes - Kansas                    A
222003         Withholding taxes - KCMO                      A
222004         Withholding tax-Employee FICA                 A
222005         Withholding taxes-CA                          A
222006         Withholding taxes-CO                          A
223001         Life insurance liability                      A
223002         LTD liability                                 A
223003         Dependent Care liability                      A
223004         Medical Reimb. liability                      A
223005         401k employee liability                       A
223006         401k employer match liability                 A
223007         ESP loans payable                             A
223008         Dollar Aide Liability                         A
223009         PAC withholding payable                       A
230001         Interest payable-G. Simmons                   A
230002         Interest Payable-Affiliate                    A
230003         Interest Payable-M. Canterbury                A
230004         Interest payable-K. Dockery                   A
230010         Interest pay-NHG 3/31/95                      A
230011         Interest pay-NHG 5/15/95                      A
230020         Interest pay-Related 5/15/95                  A
230021         Interest pay-Related 7/20/95                  A
230022         Interest pay-Related 10/3/95                  A
230030         Interest pay-NAPICO 8/26/95                   A
230031         Interest pay-NAPICO 11/4/95                   A
230032         Interest pay-NAPICO 6/30/96                   A
230033         Interest pay-NAPICO 8/11/96                   A
230040         Interest pay-Bostn Fin 8/12/95                A
230041         Interest pay-Bostn Fin 12/9/95                A
230050         Interest pay-ECC 8/22/95                      A
230051         Interest pay-ECC 2/1/96                       A
230052         Interest pay-ECC 8/1/96                       A
230053         Interest pay-ECC 8/18/96                      A
230060         Interest pay-Richman 11/1/95                  A
230061         Interest pay-Richman 1/1/96                   A
230062         Interest pay-Richman 4/1/96                   A
230063         Interest pay-Richman 7/1/96                   A
230070         Interest pay-Arcand 11/3/95                   A
230071         Interest pay-Arcand 4/1/96                    A
230072         Interest pay-Arcand 10/1/96                   A
230073         Interest pay-Arcand 12/21/96                  A
230074         Interest pay-Arcand 5/1/97                    A
230075         Interest pay-Arcand 10/1/97                   A
230080         Interest pay-Gateway 5/30/95                  A
230081         Interest pay-Gateway 12/1/95                  A
230090         Interest pay-Mc Donald 9/1/95                 A
230100         Interest pay-NHT III 5/12/96                  A
230110         Interest pay-WNC II 11/2/96                   A
230111         Interest pay-WNC II 3/1/97                    A
230120         Interest pay-MAHF VI 3/21/98                  A
230121         Interest payable - MAHF VI 3/2                A
230122         MAHF VI 1/29/98                               A
230123         MAHF VII 1/29/98                              A
230130         Interest pay-Banc One 3/21/98                 A
230131         Int Pay-Boston Fin'l MO Tax Cr                A
230132         Interest payable-MAHF IX                      A
231000         Interest Payable-LOC                          A
231001         Interest SWAP pay/rec                         A
232000         Miscellaneous interest payable                A
232001         Interest pay-Gaylon Simmons                   A
232002         Interest pay-Howard Dockery                   A
232003         Interest pay-Myra Canterbury                  A
232004         Interest pay-Kevin Dockery                    A
233000         Intercompany Interest Payable                 A
234205         Due to KLT Gas                                A
240000         Accrued payroll                               A
240001         Accrued vacation                              A
240002         Paid Vacations Current Year                   A
240003         Payroll reserve                               A
240010         Blue Spruce Incen Accrual                     A
240011         Hallwood Incen Accrual                        A
240012         Frontier Incen Accrual                        A
240013         Global 30-6 Incen Accrual                     A
240014         Global 31-6 Incen Accrual                     A
240015         Miller Shale Incen Accrual                    A
240016         Beta Energy Comm Accrual                      A
240017         USI Comm Accrual                              A
240018         Meridian Comm Accrual                         A
240019         FARC Contg Pymt Accrual                       A
240100         Accounts Payable-Sev/Ad Val                   A
240101         Royalty Interest Payable                      A
241000         Current NEF 1992                              A
241001         Current NEF 1993                              A
241002         Current NEF 1994                              A
241003         Current NEF 1995                              A
241100         Cash back from partnerships                   A
241200         Current subscriptions                         A
242000         Other current liabilities                     A
243000         Swaps Payable                                 A
250010         Note-NHG 3/31/95                              A
250011         Note-NHG 5/15/95                              A
250020         Note-Related 5/15/95                          A
250021         Note-Related 7/20/95                          A
250022         Note-Related 10/3/95                          A
250030         Note-NAPICO 8/26/95                           A
250031         Note-NAPICO 11/4/95                           A
250032         Note-NAPICO 6/30/96                           A
250033         Note-NAPICO 8/11/96                           A
250040         Note-Boston Financial 8/12/95                 A
250041         Note-Boston Financial 12/9/95                 A
250050         Note-East Coast Capitl 8/22/95                A
250051         Note-East Coast Capital 2/1/96                A
250052         Note-East Coast Capital 8/1/96                A
250053         Note-East Coast Capitl 8/18/96                A
250060         Note-Richman 11/1/95                          A
250061         Note-Richman 1/1/96                           A
250062         Note-Richman 4/1/96                           A
250063         Note-Richman 7/1/96                           A
250070         Note-Arcand 11/3/95                           A
250071         Note-Arcand 4/1/96                            A
250072         Note-Arcand 10/1/96                           A
250073         Note-Arcand 12/21/96                          A
250074         Note-Arcand 5/1/97                            A
250075         Note-Arcand 10/1/97                           A
250080         Note-Gateway 5/30/95                          A
250081         Note-Gateway 12/1/95                          A
250090         Note-Housing MO 8/95                          A
250100         Note-Mc Donald 9/1/95                         A
250110         Note-NHT III 5/12/96                          A
250120         Note-WNC II 11/2/96                           A
250121         Note-WNC II 3/1/97                            A
250129         Notes payable - WNC II 3/1/96                 A
250130         Note-MAHF V 3/21/98                           A
250131         Notes payable - MAHF V 3/21/97                A
250132         MAHF VI 1/29/98                               A
250133         MAHF VII 1/29/98                              A
250140         Note-Banc One 3/21/98                         A
250141         N/P-Boston Fin'l MO tax credit                A
250142         Note Payable-MAHF IX                          A
251000         First Chicago line of credit                  A
251001         Great Plains Energy Line of Cr                A
252001         Note-Gaylon Simmons                           A
252002         Note-Howard Dockery                           A
252003         Note-Myra Canterbury                          A
252004         Note-Kevin Dockery                            A
252005         Notes Payable-Frank Groenteman                A
253000         Intercompany Notes Payable                    A
260001         Federal deferred tax                          A
260002         State deferred tax                            A
280000         State                                         A
280001         Delayed equity contr-NEF 1992                 A
280002         Delayed equity contr-NEF 1993                 A
280003         Delayed equity contr-NEF 1994                 A
280004         Delayed equity contr-NEF 1995                 A
280005         Delayed eqty contr.-Aurora                    A
280006         Delayed equity contr-MO Housin                A
280010         Subscriptions                                 A
281000         Deferred compensation                         A
282000         Deferred Revenue                              A
285000         Other deferred credits                        A
290000         Notes payable-affiliate                       A
300000         Common Stock/LLC contr capital                A
301000         Paid in capital-excess of par                 A
310000         Retained earnings                             A
311000         Dividends declared                            A
320000         Unrealized gain/losses-Mkt sec                A
320001         Unreal Gain/Loss-Derivatives                  A
321000         Foreign currency gains &losses                A
400001         Equity in earnings-Investments                A
400002         Equity in earnings-Investmnts2                A
400003         Equity in earnings-Energetechs                A
400004         Equity in earnings-Energy Svc                 A
400005         Equity in earnings-KLT Gas                    A
400006         Equity in earnings-Telecom                    A
400007         Equity in earnings-Power                      A
400100         Equity in earnings-Cust Energy                A
400101         Equity in earnings-Far Gas                    A
400102         Equity in earnings-Apache                     A
400103         Equity in earnings-M Solutions                A
400104         Equity in earnings-Telemetry                  A
400105         Equity in earnings-KVA                        A
400106         Equity in earnings-NWPM                       A
400107         Equity in earnings-Iatan                      A
400108         Equity in earnings-Iatan 2                    A
400109         Equity in earnings-PI 2                       A
400110         Equity in earnings-CMI                        A
400111         Equity in earnings-Bermuda                    A
400112         Equity in earnings-Latin Amer                 A
400113         Equity in earnings-Power Asia                 A
400114         Eqty in earn-Copier Solutions                 A
400115         Eqty in earnings-Signal Sites                 A
400200         Equity in earnings-Simmons                    A
400201         Equity in earnings-Adv Meas                   A
400202         Equity in earnings-Mauritius                  A
400300         Equity in earnings - KEI                      A
401000         Eq earnings-KCDT, PWRIN, PSS                  A
401001         Equity in earnings of CLS                     A
401002         Equity in earnings of Lyco                    A
401003         Equity in earnings of Bar Gas                 A
401004         Equity in earnings of MPS                     A
401005         Equity in earnings of IDI                     A
401006         Equity in earnings of IPP                     A
401007         Equity in earnings of NPC                     A
401008         Equity in earnings of DT Hotel                A
401009         Equity in earnings of NHT III                 A
401010         Equity in earnings of WNC                     A
401011         Equity in earnings of ECC II                  A
401012         Equity in earnings of Banc One                A
401013         Equity in Earn-Housing MO                     A
401014         Equity in Earn-Arcand IV                      A
401015         Equity in earnings-Galt                       A
401016         Eqty in Erngs-Nationwide Elect                A
401017         Equity in Earnings-Stroud Oil                 A
401018         Equity in earnings-DTI                        A
401019         Equity in Earnings-Custom Ener                A
401020         Equity in earnings-CEL                        A
401021         Equity in Earnings-SEL                        A
401022         Equity in earnings Lorencito                  A
401023         Equity in earnings Patrick                    A
402000         Non-taxable interest income                   A
402001         Taxable interest income                       A
402002         State exempt interest income                  A
402003         Federal exempt interest income                A
403000         Dividend income - 70% DRD                     A
403001         Dividend income - 80% DRD                     A
403002         Dividends - Foreign investmt                  A
403003         Dividend Income                               A
404000         Realized gains                                A
404001         Realized losses                               A
404002         Unrealized gains                              A
404003         Unrealized losses                             A
404004         Hedging gain/loss                             A
405001         Consulting fees                               A
406000         Gain/Loss on Property                         A
410000         Royalty income - Oil sales                    A
410001         Royalty income - Gas sales                    A
410002         Royalty income - NGL sales                    A
410100         Working interest revenue-Oil                  A
410101         Working interest revenue-Gas                  A
410102         Working interest revenue-NGL                  A
410200         Estimated Oil & Gas Revenue                   A
410500         Revenue deductions                            A
420001         Revenue-Site Acquisition Fees                 A
420002         Revenue-Site Lease Income                     A
430000         Revenue - Tower Lease                         A
500000         Cost of Sales                                 A
500001         LOE-general                                   A
500002         LOE-direct labor                              A
500003         LOE-Transportation                            A
500004         LOE-Production supv/eng svcs                  A
500005         LOE-Roustabout/contractor svcs                A
500006         LOE-Permits and licenses                      A
500007         LOE-Well servicing                            A
500008         LOE-Chemicals                                 A
500009         LOE-Pump repairs and parts                    A
500010         LOE-Electricity                               A
500011         LOE-Fuel, oil, lubricants                     A
500012         LOE-Materials and supplies                    A
500013         LOE-Salt water disposal                       A
500014         LOE-Contract pumping                          A
500015         LOE-Compression/dehydration                   A
500016         LOE-Overhead                                  A
500017         LOE-Insurance                                 A
500018         LOE-Severence taxes                           A
500019         LOE-Ad Valorem taxes                          A
500020         Estimated Severance Taxes                     A
500021         LOE-Compression                               A
500022         Severance Tax Expense                         A
500023         Oil & Gas Processing                          A
500024         LOE-Gas Gathering                             A
500025         LOE-Gas Marketing                             A
501000         Accounts receivable write-offs                A
502000         Far Gas commission expense                    A
503000         Prod dev-outside consulting                   A
503001         Prod dev-outside legal                        A
503002         Prod dev-outside legal-finl                   A
503003         Prod dev-outside engineering                  A
503004         Prod dev-Financial advisors                   A
503005         Environmental engineers                       A
503006         Owner's engineers                             A
503007         KCPL employees services                       A
503008         NPE services for KVA/NPMC                     A
510000         COGS-Site Lease Payments                      A
510001         COGS-Site Acquisition Costs                   A
510002         COGS-Easter Seals                             A
600001         KLT Inc. employee labor                       A
600002         KLT Power employee labor                      A
600003         KLT Gas employee labor                        A
600004         Energy Svcs employee labor                    A
600005         Mun Solutions employee labor                  A
600006         MPS employee labor                            A
600007         TS employee labor                             A
600008         CS employee labor                             A
600009         Signal Sites employee labor                   A
600100         KCPL employee labor                           A
600101         Contract labor                                A
600102         Temporary services                            A
600103         KCPL Service Agreements                       A
601000         Benefits allocated-contra                     A
601001         Insurance premiums                            A
601002         401-k/deferred comp- match                    A
601003         Miscellaneous benefits                        A
601004         Vacation and paid absences                    A
601005         Pension expense                               A
601006         Capital accumulation plan                     A
601007         Education assistance                          A
601100         Employer FICA                                 A
601101         Unemployment taxes - federal                  A
601102         Unemployment taxes - state                    A
601103         Unemployment taxes-KS                         A
601104         Unemployment taxes - MN                       A
601105         Unemployment taxes - TX                       A
602000         Office rent                                   A
602001         Office equipment rent                         A
602002         Computer leases                               A
602003         Maintenance-office equipment                  A
602004         Computer Equipment                            A
602100         Postage                                       A
602101         Licenses and fees                             A
602102         Communication/telephone exp                   A
602103         Reproduction expenses                         A
602104         Subscriptions/materials                       A
602105         Miscellaneous office expense                  A
602106         Tax penalities and interest                   A
603200         Relocation - moving                           A
603201         Relocation - housing                          A
603202         Relocation - travel & living                  A
603203         Relocation - KLT Office Move                  A
603300         Professional placement service                A
603301         Recruiting - meals                            A
603302         Recruiting - travel & living                  A
603303         Recruiting - other                            A
603400         Transportation                                A
603401         Travel - living                               A
603402         Meals/entertainment                           A
603403         Conferences/seminars                          A
603500         Outside consulting                            A
603501         Outside legal                                 A
603502         Other outside services                        A
603600         Property insurance                            A
603601         General liability insurance                   A
603602         Workers comp insurance                        A
603610         Bonding Fees                                  A
603700         Trade/technical memberships                   A
603701         Marketing expenses                            A
603702         Procurement card expense                      A
603703         Miscellaneous expense                         A
604000         Charitable Contributions                      A
700000         Depreciation-office furniture                 A
700001         Depreciation-office equipmt                   A
700002         Depreciation-leasehold imp                    A
700003         Depreciation-buildings                        A
701000         DD&A-Oil/Gas properties                       A
702000         Amortization-goodwill                         A
702001         Amortization-license agreemt                  A
702002         Amortization-rights                           A
702003         Amortization-deferred costs                   A
702004         Investment amortization                       A
702005         Amortization-Bond Premium                     A
800000         Federal current income tax                    A
800001         Foreign Tax Credit-Current                    A
800010         State current - MO income tax                 A
800100         Federal deferred income tax                   A
800110         State deferred income                         A
800200         Section 42 AH Fed tax credits                 A
800201         Section 29 alt fuel credits                   A
800202         Federal rehab tax credit                      A
800203         Enterprise Zone Tax Credits                   A
800210         Section 42 AH state tax credit                A
801000         Property taxes - personal prop                A
801001         Franchise taxes                               A
801002         Other taxes                                   A
802000         Property tax expense                          A
900000         LT debt interest - bank notes                 A
900001         Affordable housing notes                      A
900002         Other notes                                   A
900003         Interest SWAP income/exp                      A
900004         Interco interest allocation                   A
900005         Interest due GPE                              A
900010         Amortization-loan origin fees                 A
900011         Commitment fees - LT Debt                     A
900012         Amortization-Amendment Fee                    A
901000         Short Term Interest Exp                       A
901010         Commitment fees-ST Debt                       A
902000         Letter of Credit fees                         A
950000         Nonoperating realized gains                   A
950001         Nonoperating unrealized gains                 A
950100         Nonoperating realized loss                    A
950101         Nonoperating unrealized loss                  A
950200         Other Miscellaneous Income                    A
990000         Minority Interests                            A
999999         Suspense                                      A